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            THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
                    PURSUANT TO RULE 901(d)OF REGULATION S-T
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|



                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

48 Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                   (Zip code)





                           LENFEST COMMUNICATIONS,INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                  23-2094942
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

200 Cresson Boulevard
Oakes, Pennsylvania                                       19456
(Address of principal executive offices)                  (Zip code)

                             ----------------------

               10 1/2% Senior Subordinated Exchange Notes due 2006
                       (Title of the indenture securities)


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1. General information. Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

- --------------------------------------------------------------------------------
                  Name                                        Address
- --------------------------------------------------------------------------------

 Superintendent of Banks of the State of     2 Rector Street, New York,
 New York                                    N.Y.  10006, and Albany, N.Y. 12203

 Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                             N.Y.  10045

 Federal Deposit Insurance Corporation       Washington, D.C.  20429

 New York Clearing House Association         New York, New York

         (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.  (See Note on page 3.)

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

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         6.     The consent of the Trustee required by Section 321(b) of the
                Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                      NOTE


         Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

         Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

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                                    SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of July, 1996.


                                             THE BANK OF NEW YORK



                                             By: /s/ Nancy B. Gill
                                                ---------------------------
                                                 Name:  Nancy B. Gill
                                                 Title: Assistant Treasurer

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                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                                      Dollar Amounts
ASSETS                                                                                                                 in Thousands
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin ............................................................      $  4,500,312
  Interest-bearing balances .....................................................................................           643,938
Securities:
  Held-to-maturity securities ...................................................................................           806,221
  Available-for-sale securities .................................................................................         2,036,768
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank:
Federal funds sold ..............................................................................................         4,166,720
Securities purchased under agreements to resell .................................................................            50,413
Loans and lease financing receivables:
  Loans and leases, net of unearned income ......................................................................        27,068,535
  LESS: Allowance for loan and lease losses .....................................................................           520,024
  LESS: Allocated transfer risk reserve .........................................................................             1,000
  Loans and leases, net of unearned income and allowance, and reserve ...........................................        26,547,511
Assets held in trading accounts .................................................................................           758,462
Premises and fixed assets (including capitalized leases) ........................................................           615,330
Other real estate owned .........................................................................................            63,769
Investments in unconsolidated subsidiaries and associated companies .............................................           223,174
Customers' liability to this bank on acceptances outstanding ....................................................           900,795
Intangible assets ...............................................................................................           212,220
Other assets ....................................................................................................         1,186,274
                                                                                                                       ------------
Total assets ....................................................................................................      $ 42,711,907
                                                                                                                       ============
LIABILITIES
Deposits:
  In domestic offices ...........................................................................................      $ 21,248,127
  Noninterest-bearing ...........................................................................................         9,172,079
  Interest-bearing ..............................................................................................        12,076,048
  In foreign offices, Edge and Agreement subsidiaries, and IBFs .................................................         9,535,088
  Noninterest-bearing ...........................................................................................            64,417
  Interest-bearing ..............................................................................................         9,470,671
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
  Federal funds purchased .......................................................................................         2,095,668
  Securities sold under agreements to repurchase ................................................................            69,212
Demand notes issued to the U.S. Treasury.........................................................................           107,340
Trading liabilities .............................................................................................           615,718
Other borrowed money:
  With original maturity of one year or less ....................................................................         1,638,744
  With original maturity of more than one year ..................................................................           120,863
Bank's liability on acceptances executed and outstanding ........................................................           909,527
Subordinated notes and debentures ...............................................................................         1,047,860
Other liabilities ...............................................................................................         1,836,573
                                                                                                                       ------------
Total liabilities ...............................................................................................        39,224,720
                                                                                                                       ------------
EQUITY CAPITAL
Common stock ....................................................................................................           942,284
Surplus .........................................................................................................           525,666
Undivided profits and capital reserves ..........................................................................         1,995,316
Net unrealized holding gains (losses) on available-for-sale securities ..........................................            29,668
Cumulative foreign currency translation adjustments .............................................................            (5,747)
                                                                                                                       ------------
Total equity capital ............................................................................................         3,487,187
                                                                                                                       ------------
Total liabilities and equity capital ............................................................................      $ 42,711,907
                                                                                                                       ============

      I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                                                               Robert E. Keilman
      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.
      J. Carter Bacot    -|
      Thomas A. Renyi     |-    Directors
      Alan R. Griffith   -|
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